Supplement Dated April 27, 2020
To The Prospectus Dated April 29, 2013 For

CURIANGARDSM SIMPLIFIED RETIREMENT ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

To The Prospectus Dated April 29, 2013 For

CURIANGARDSM SIMPLIFIED RETIREMENT ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com, or contact us at our Jackson of NY Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Effective March 27, 2020, the newly passed Coronavirus Aid, Relief, and Economic Security (“CARES”) Act made several retirement related changes that may impact you. The CARES Act waives the requirement to take required minimum distributions (“RMDs”) from tax-qualified contracts and Individual Retirement Accounts (“IRAs”) in 2020. This waiver applies both to lifetime and post-death RMDs. In addition, for contracts retained after the death of the original owner that are required to be distributed within 5 years, pursuant to the CARES Act, the 5-year period now does not include 2020. As a result, impacted contracts will have one additional year before liquidation is required.

The waiver also applies to RMDs with respect to the 2019 tax year that are due to begin in 2020. If you turned age 70½ in 2019 and you have not taken your first RMD because it was not due until April 1, 2020, the CARES Act waives this RMD along with your 2020 tax year RMD.
The CARES Act provides additional withdrawal and loan relief (subject to availability) for tax-qualified contracts and IRAs in 2020 for eligible individuals.
Eligible individuals include:

•	an individual diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;

•	an individual if the individual’s spouse or dependent is diagnosed with such virus or disease; or

•
an individual who experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by the Secretary of the Treasury.

The withdrawal relief available to eligible individuals includes:

•	waiving certain in-service distribution restrictions (such as age restrictions) for tax-qualified contracts;

•	providing an exception to the 10% early distribution tax on distributions (up to $100,000) taken before age 59 ½ on tax-qualified contracts and IRAs;

•	waiving the eligible rollover distribution notice requirement and mandatory 20% withholding applicable to eligible rollover distributions;

•	allowing the individual to include income attributable to the distribution over a three-year period beginning with the year the distribution would otherwise be taxable; and

•	allowing the distribution to be recontributed to a tax-qualified contract or IRA within three years of the distribution.
The loan relief available to eligible owners of tax-qualified contracts (subject to availability) permits loans made during the 180-day period beginning on March 27, 2020 to increase the maximum loan amount from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance. Further, the due date for any repayment on a loan that otherwise is due between May 27, 2020 and December 31, 2020, is delayed for one year.
You may wish to consult with your financial professional or personal tax advisor if you are impacted by any of these changes.

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(To be used with VC6016GW 04/13 and NV6016GW 04/13)

CMV24053 04/20